Selected International Fund
An authorized series of
Selected International Fund, Inc.
Supplement dated September 22, 2025
to the Prospectus dated May 1, 2025
At a meeting held on June 3, 2025, the joint Board of Directors of Selected International Fund, Inc., on behalf of its series, Selected International Fund (“SIF”), and Davis New York Venture Fund, Inc., on behalf of its series Davis International Fund (“DIF”), including the Directors who are not “interested persons” (the “Independent Directors”), as that term is defined in Section 2(a)(19) of the 1940 Act, considered and approved an Agreement and Plan of Reorganization and Liquidation between SIF and DIF.
Each fund seeks long-term growth of capital.
The Agreement provides for the transfer of all of the assets of SIF in exchange for corresponding shares of DIF equal in value to the net assets of SIF and the assumption by DIF of all of the liabilities of SIF. After the exchange, SIF will distribute the DIF shares to its shareholders pro rata, in liquidation of SIF. As a result, shareholders of SIF will become shareholders of DIF (these transactions are collectively referred to as the “Reorganization”).
Shareholders of SIF will receive a combined information statement and prospectus containing more information with respect to the Reorganization, and a summary of the Board’s considerations in approving the Agreement.
The Reorganization, which does not require shareholder approval, is expected to take place on or about November 7, 2025. The Reorganization is expected to be a tax-free transaction. This means that neither SIF nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective the close of business on November 7, 2025, new positions in SIF may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date.
Effective after the close of business on November 7, 2025, new positions in SIF may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.